SECURITIES AND EXCHANGE COMMISSION
                      Washington, DC 20549



                            FORM 8-K



                         CURRENT REPORT
               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934



  Date of Report (Date of earliest event reported) May 24, 1996



     NAVISTAR FINANCIAL SECURITIES CORPORATION ON BEHALF OF
          NAVISTAR FINANCIAL DEALER NOTE TRUST 1990 AND
           NAVISTAR FINANCIAL DEALER NOTE MASTER TRUST
     (Exact name of registrant as specified in its charter)



                            Delaware
         (State or other jurisdiction of incorporation)



             1-4146-1                        36-3731520
       (Commission File Number)     (IRS Employer Identification No.)





   2850 West Golf Road, Rolling Meadows, Illinois     60008
     (Address of principal executive offices)       (Zip Code)




Registrant's telephone number, including area code (847) 734-4275

            INFORMATION TO BE INCLUDED IN THE REPORT


Item 5.   Other Events.


          On May 24, 1996, Registrant made available the Monthly Certificateholders' Statement, Monthly Servicer and Settlement Certificate and Monthly Servicer Certificate for the Due Period of April 1996, which are attached as Exhibit 20 hereto.


Item 7.   Financial Statements and Exhibits.

                    (c)  Exhibits:

               See attached Exhibit Index.


                           SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




           NAVISTAR FINANCIAL SECURITIES CORPORATION on behalf of
                    NAVISTAR FINANCIAL DEALER NOTE TRUST 1990 AND
                      NAVISTAR FINANCIAL DEALER NOTE MASTER TRUST
                                        (Registrant)



Date  May 28, 1996             By: /s/ Phyllis E. Cochran
                                       Phyllis E. Cochran
                                       Vice President and Controller

                                                         FORM 8-K


                          EXHIBIT INDEX


Exhibit
Number    Description


  20.1    Monthly Servicer Certificate, dated May 24, 1996


  20.2    Monthly Certificateholders' Statement, dated May 24, 1996


  20.3    Monthly Servicer and Settlement Certificate, dated May 24, 1996